Exhibit 32.2

Certification Required by Rule 13a-14(b) and 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Constantine Milcos, Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer of ORBCOMM Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)

the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2018 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 2, 2018

/s/ Constantine Milcos
Constantine Milcos
Senior Vice President, Chief Accounting Officer
and Interim Chief Financial Officer
(Principal Financial and Accounting Officer)